(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

EMERGING ASIA
FUND, INC.
SEMIANNUAL REPORT
APRIL 30, 1997
CONTENTS


PRESIDENT'S MESSAGE           3    Ned Johnson on investing
                                   strategies.

FUND TALK                     4    The manager's review of fund
                                   performance, strategy and outlook.

INVESTMENT CHANGES            7    A summary of major shifts in the
                                   fund's investments over the past six
                                   months.

INVESTMENTS                   8    A complete list of the fund's
                                   investments with their market
                                   values.

FINANCIAL STATEMENTS          14   Statements of assets and liabilities,
                                   operations, and changes in net
                                   assets,
                                   as well as financial highlights.

NOTES                         18   Notes to the financial statements.

DIVIDENDS AND DISTRIBUTIONS   23   Dividend reinvestment and cash
                                   purchase plan.

OTHER FUND INFORMATION        26   Changes and updates.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT
COMPANY
ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF
ITS COMMON STOCK IN THE OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS,
CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first four months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Peter Phillips, Portfolio Manager of Fidelity Advisor Emerging Asia Fund, Inc.
Q. HOW DID THE FUND PERFORM, PETER?
A. For the six and 12 months ended April 30, 1997, the fund had a total return of 2.71% and -1.02%, respectively, based on net asset value (see Financial Highlights on page 17). This compares to a six month total return of -0.16% for the Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Free Index, and a 12-month return of -5.00% for the blended MSCI Combined Asia ex-Japan Free including Taiwan Index and the MSCI All Country Asia ex-Japan Free Index. Since this is a closed-end fund that trades on the New York Stock Exchange, we also need to look at the fund's market value return, which reflects gains or losses in the fund's share price over the period. The market value returns for the six and 12 months ended April 30, 1997 were 0.03% and -4.32%, respectively. This reflects the effect of changes in the fund's market value and assumes dividends and capital gain distributions, if any, were reinvested.
Q. HONG KONG CONTINUES TO BE THE LARGEST HOLDING IN THE FUND. HOW HAS THIS MARKET PERFORMED?
A. The Hong Kong market was very strong in 1996, rising more than 30%. However, since the beginning of the year, the market has weakened, giving up a large part of its gains, primarily over new measures to cool down the local property sector and concerns of higher interest rates - the Hong Kong dollar is linked to the U.S. dollar, and therefore any interest rate increases in the U.S. will generally translate into rate increases in Hong Kong. Over the past six months, the market rose just 3%. However, the fund continues to have a relatively large exposure to Hong Kong, as we are starting to see encouraging signs of an economic recovery, which could be positive for corporate earnings growth both this year and next year.
Q. HAVE YOU MADE ANY CHANGES TO THE FUND'S HOLDINGS IN HONG KONG?
A. I've reduced the fund's exposure to Hong Kong property developers. We saw Hong Kong property prices rise about 30% in 1996, and a further 15% or so in the first quarter of 1997. I felt it was prudent to take profits in some of the property developers, including Sun Hung Kai Properties and New World Development, as I felt the market was likely to go through some period of consolidation following such a rapid rise in prices. The property sector was hard hit late in March and in April as a result of rising interest rates and new government measures to ease speculation in the property sector. I used some of the proceeds from these sales to increase the fund's exposure to Hong Kong Telecommunications, which is now the fifth largest holding of the fund. Given the company's strong balance sheet and high cash position, there was an increased likelihood that the company would be able to use the money to grow its business or buy back shares. In addition, the increased effort by Hong Kong Telecommunications' parent company, Cable & Wireless, to improve shareholder value made the stock attractive.
Q. I SEE THAT YOUR WEIGHTING IN TAIWAN HAS INCREASED. WHAT'S HAPPENING
THERE?
A. I increased the fund's exposure to selected electronics companies in Taiwan. Many of the technology companies that the fund owns performed strongly as investors believed that the global electronics cycle had bottomed and, therefore, they grew more optimistic about the outlook for global demand. Examples of stocks that performed well in this sector include Acer and Asustek Computers, which have benefited from strong overseas demand for their products.
Q. WHAT OTHER CHANGES HAVE YOU MADE TO THE FUND?
A. I increased the fund's exposure to Indonesia, where the economic picture looks reasonably stable. We've seen inflation come down and, as a result, the central bank has been able to lower interest rates, which is very positive for the stock market. In addition, many of the companies in Indonesia are benefiting from rising consumer incomes and increased consumer spending. We could see some volatility in this market over the short-term as we near the Parliamentary elections in late May, but the volatility could provide us with some very attractive buying opportunities.
Q. WHAT WAS THE BIGGEST DISAPPOINTMENT DURING THE REVIEW PERIOD?
A. Some of the fund's investments in Malaysia did not perform as well as anticipated. Malaysia's central bank announced new measures in March of this year to limit loans to finance purchases of property and stocks. This significantly hurt investor sentiment and pulled down the market about 8% during the six month period. In particular, banks and some of the medium-sized companies saw their share prices drop sharply, as investors feared that the new share financing measures would reduce investor demand for these companies.
Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. Markets will probably continue to fluctuate. Investors remain concerned that the problems we've seen in Thailand - that is, a sharp slowdown in economic growth, increases in problem loans and a large oversupply in the property market - may repeat themselves elsewhere in the region. This is particularly true for Malaysia and the Philippines, where loan growth has been very strong. The outlook for the Greater China region of China, Taiwan and Hong Kong is more positive. The rebound in economic growth in China is starting to filter through to its neighbors, and we are seeing signs of a recovery in economic growth in Hong Kong and Taiwan. I continue to find that the best way to invest in growth in China is via Hong Kong and Taiwanese companies, which generally provide better management, disclosure, earnings quality and liquidity. With regard to the handover of Hong Kong to China on July 1, 1997, I believe that closer ties between Hong Kong and China should ultimately be a positive for the Hong Kong economy. Hong Kong companies have a clear advantage over other companies in the region because they are close to China and they understand the culture and language.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Asian
emerging market issuers
FUND NUMBER: 627
TRADING SYMBOL: FAE
START DATE: March 25, 1994
SIZE: as of April 30, 1997,
more than $121 million
MANAGER: Peter Phillips,
since 1994; joined Fidelity in
1987
(checkmark)
PETER PHILLIPS ON HIS
INVESTMENT STYLE:
"My aim in managing the fund
is to provide long-term
outperformance with low
volatility, arising from a
portfolio that is broadly
diversified across a number of
different countries and stocks.
The fund tends to have a bias
toward medium- and
large-sized `blue chip'
companies, as I believe that
oligopolies tend to perform
best in Southeast Asia, often
at the expense of smaller
companies. My focus is on
companies with
above-average earnings
growth, strong cash flow and
good management.
"I work very closely with our
team of over 30 investment
professionals to uncover the
best investment
opportunities in this region. I
believe this resource gives us
a huge edge over our
competitors. Many
companies in the region
continue to be
under-researched, and it's only
by going out and meeting the
management of companies
that we can gain an in-depth
knowledge of their operations
and future potential. Fidelity
places a big emphasis on
company visits, and I
generally visit about 350
companies a year."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1997
                                    % OF FUND'S    % OF FUND'S
                                    INVESTMENTS    INVESTMENTS
                                                   IN THESE STOCKS
                                                   6 MONTHS AGO

Cheung Kong Holdings Ltd.           4.0            3.6

Sun Hung Kai Properties Ltd.        3.5            4.9

Hang Seng Bank Ltd.                 3.4            4.4

Hutchison Whampoa Ltd. Ord.         3.4            3.6

Hong Kong Telecommunications Ltd.   3.2            1.5

Korea Electric Power Corp.          2.5            2.5

Hong Kong & China Gas Co. Ltd.      2.5            2.3

Telkom PT (For Reg.)                2.3            1.4

Tenega Nasional BHD                 2.2            0.0

Malayan Banking BHD                 2.0            1.3

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1997
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            IN THESE MARKET SECTORS
                                            6 MONTHS AGO

Finance                      24.7           26.5

Utilities                    19.3           13.1

Construction & Real Estate   16.2           20.2

Media & Leisure              5.5            6.2

Technology                   5.3            1.6

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997 AS OF OCTOBER 31, 1996
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 4, Value: 48.0
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 4, Value: 48.0
Stocks 98.3%
Short-term
investments 1.7%

Stocks 98.3%
Short-term
investments 1.7%

INVESTMENTS APRIL  30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.3%
 SHARES VALUE (NOTE 1)
BANGLADESH - 0.0%
Advanced Chemical Industries  5,100 $ 12,818
BERMUDA - 0.3%
FPB Bank Holding Co. Ltd.   449,000  182,579
Mandarin Oriental International Ltd.   110,000  127,600
  310,179
HONG KONG - 33.2%
Cheung Kong Holdings Ltd.   544,000  4,775,318
Cheung Kong Infrastructure Holdings Ltd.   200,000  566,708
China Light & Power Co. Ltd.   522,000  2,351,746
Dairy Farm International Holdings Ltd. (SG)  360,000  266,400
Dah Sing Financial Holdings Ltd.   139,600  580,278
Great Eagle Holdings Ltd.   119,695  357,702
Guangdong Investments Co. Ltd. Ord.   640,000  598,980
HSBC Holdings PLC  27,000  681,188
Hang Seng Bank Ltd.   362,700  4,085,145
Hong Kong & China Gas Co. Ltd.   1,898,714  3,014,804
Hong Kong & Shanghai Hotels  337,833  490,624
Hong Kong Telecommunications Ltd. (a)  2,264,400  3,877,785
Hutchison Whampoa Ltd. Ord.   540,000  4,008,262
JCG Holdings Ltd.   684,000  547,447
Manhattan Card Co. Ltd.   1,096,000  339,560
National Mutual Asia Ltd.   504,000  520,493
New World Development Co. Ltd.   387,730  2,237,337
Sime Darby Hongkong Ltd.   128,000  137,972
Shanghai Industrial Holdings Ltd. Class H  166,000  934,306
Sun Hung Kai Properties Ltd.   390,000  4,229,007
Swire Pacific Ltd. Class A   292,000  2,252,243
Television Broadcast Ltd. Ord.   231,000  948,273
Wharf Holdings Ltd.   286,000  1,081,753
Wing Hang Bank Ltd.   203,400  743,074
  39,626,405
INDIA - 6.8%
Bajaj Auto Ltd.   8,550  217,997
Bharat Petroleum Corp. Ltd.   36,000  387,909
Digital Equipment Ltd.   63,000  273,741
East India Hotels Ltd.   24,300  270,982
Gujarat Ambuja Cement Ltd. GDR  35,280  335,160
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDIA - CONTINUED
Hindustan Lever Ltd.   44,605 $ 1,339,713
Hindustan Petroleum Corp. Ltd.   33,300  389,106
Housing Development Finance Corp. Ltd.   8,098  720,219
ITC Ltd.   63,000  728,861
Industrial Credit & Investments Corp. Ltd. (a)  142,470  231,270
Mahindra & Mahindra Ltd.   45,000  465,050
Mahanagar Telephone Nigam Ltd.   133,700  1,098,263
Procter & Gamble India Ltd.   9,000  145,907
Ranbaxy Laboratories Ltd.   8,000  145,200
State Bank of India (a)  100,755  897,433
Videsh Sanchar Nigam Ltd.   15,000  514,274
  8,161,085
INDONESIA - 7.6%
Astra International PT (For. Reg.)  488,000  1,787,327
Bank International Indonesia PT (For. Reg.)   1,378,986  993,098
Bank International Indonesia PT (warrants) (For. Reg.) (a) 151,288 48,250 Berlian Laju Tanker PT (For. Reg.) 424,400 392,963
Gudang Garam PT (For. Reg.)  166,500  698,890
Kalbe Farma (For. Reg.)  360,000  355,556
Lippo Land Development PT (For. Reg.)  244,000  273,622
Lippo Securities PT (For. Reg.)  1,296,000  746,667
Multipolar PT (For. Reg.)  400,000  230,453
Panin Bank PT (For. Reg.)  209,000  305,330
Putra Surya Multidana PT (For. Reg.)  460,000  520,577
Telkom PT (For. Reg.)  1,869,000  2,711,206
  9,063,939
KOREA (SOUTH) - 5.4%
Hyundai Engineering & Construction Co. Ltd. (a)  4,396  88,216
Hyundai Motor Co. Ltd. sponsored GDR   7,500  63,750
Kookmin Bank  13,950  264,925
Korea Electric Power Corp.   102,000  3,041,703
Lg Information & Communications Ltd.   1,400  138,117
Medison Co. Ltd.   2,530  249,596
Pohang Iron & Steel Co. Ltd.   3,600  270,404
SK Telecom Ltd.   721  552,874
Samsung Electronics Co. Ltd. (vtg.)  7,720  634,615
Samsung Fire & Marine Insurance  810  279,368
S1 Corp.   900  246,844
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - CONTINUED
Sungmi Telecom Co.   220 $ 29,596
Shin Sung Engineering Co.   3,600  343,049
Shinhan Bank  19,884  287,114
  6,490,171
MALAYSIA - 18.1%
Arab Malaysian Corp. BHD  177,000  733,240
Affin Holdings BHD  194,000  467,516
Amway Holding BHD (a)  54,000  346,306
Berjaya Sports Toto BHD  405,000  1,935,869
Carlsberg Brewery BHD  37,000  322,764
EON (Edaran Otomobil Nasional) BHD  204,000  1,925,832
Kwong Yik Bank BHD  184,000  644,971
Magnum Corp. BHD  121,000  191,826
Malakoff BHD  97,000  386,377
Malayan Banking BHD (a)  240,000  2,389,962
Oriental Holdings BHD  56,000  423,820
Perusahaan Otomobil Nasional BHD  130,000  776,738
Petronas Dagangan BHD  81,000  180,681
Public Bank BHD (For. Reg.)  188,000  311,524
Rashid Hussain BHD  84,000  558,773
Resorts World BHD   116,000  427,405
Rothmans of Pall Mall Malaysia BHD  171,000  1,580,243
Sime Darby BHD (a)  194,000  598,885
Tanjong PLC (For. Reg.)  126,000  456,722
Telekom Malaysia BHD  206,000  1,444,174
Tenega Nasional BHD  570,000  2,633,738
United Engineers BHD  236,000  1,673,292
YTL Corp. BHD (rights) (a)  25,450  -
YTL Corp. BHD (c)  228,500  928,381
YTL Power International BHD  150,450  239,713
  21,578,752
PAKISTAN - 0.0%
Askari Commercial Bank (a)  63  46
DG Kahn Cement Ltd. (a)  110  38
National Development Leasing Corp.  12,500  2,631
Pak Electron Ltd. (a)  55  18
Sui Southern Gas Pipelines Ltd. (a)  2,018  1,362
  4,095
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PHILIPPINES - 2.2%
Ayala Land, Inc. Class B  470,000 $ 338,642
Benpress Holdings Corp. GDR (a)  58,580  427,634
C & P Homes, Inc.   622,000  235,874
Manila Electric Co. Class B  132,400  823,421
Petron Corp.   1,440,000  529,693
Philippine Commercial International Bank  20,500  252,655
  2,607,919
SINGAPORE - 8.5%
City Developments Ltd.   116,000  937,811
Cycle & Carriage Ltd.   23,000  235,213
Datacraft Asia Ltd.   353,000  776,600
DBS Land Ltd.   135,000  436,567
Development Bank of Singapore Ltd. (For. Reg.)  59,000  701,216
Hong Leong Finance Ltd. (For. Reg.)  215,000  665,561
Keppel Corp. Ltd. (new)   15,250  65,373
Keppel Corp. Ltd.   61,000  265,547
Natsteel Ltd.   173,000  468,601
Overseas Chinese Banking Corp.   150,400  1,756,329
Parkway Holdings Ltd.  135,000  550,373
Singapore International Airlines Ltd.  148,000  1,309,011
Singapore Press Holdings Ltd. (For. Reg.)  19,000  351,852
United Industrial Corp. Ltd.   309,000  232,732
United Overseas Bank Ltd. (For. Reg.)  143,400  1,347,595
  10,100,381
TAIWAN (FREE CHINA) - 12.5%
Acer, Inc. (a)  384,090  978,971
Asia Cement Corp.   244,350  446,120
Asustek Computer, Inc. (a)  35,000  1,031,273
Bank Sinopac (a)  391,000  388,738
Cathay Construction Co. Ltd.   509,900  894,076
Cathay Life Insurance Co. Ltd.   179,300  1,069,577
China Development Corp.   196,338  816,300
China Steel Corp.   758,750  811,967
China Trust Co. Ltd.   265,000  498,192
Formosa Chemical & Fibre  417,000  603,037
Formosa Plastic  28,573  71,278
ICBC (International Commerce Bank of China)  271,000  680,929
Nan Ya Plastics Corp.   250,000  664,317
Phoenixtec Power Company (a)  225,500  603,290
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TAIWAN (FREE CHINA) - CONTINUED
President Enterprises Corp. (a)  348,200 $ 616,840
Siliconware Precision Industries (a)  158,000  571,222
Taishin Intl. Bank  387,000  419,740
Taiwan Secom Co. (a)  143,250  538,612
United World Chinese Commercial Bank (a)  201,800  517,997
Wan Hai Lines Ltd.   230,000  681,851
Yageo Corp. (a)  200,000  704,989
Yue Loong Motor  222,000  493,601
Yung Shin Pharmaceutical Industries Co. Ltd.   295,355  816,871
  14,919,788
THAILAND - 3.5%
Bangkok Bank Ltd. (For. Reg.)  115,200  1,067,320
BEC World PCL (For. Reg.)  23,600  216,845
Cogeneration Public Company Limited (For. Reg.) (a) 72,100 247,050 Electricity Generating PCL (For. Reg.) 130,500 349,732
Grammy Entertainment PCL (For. Reg.)  27,000  355,590
Industrial Finance Corp. of Thailand (For. Reg.)  88,200  236,371
Matichon Newspaper Group PCL (For. Reg.)  26,900  86,508
PTT Exploration & Production (For. Reg.)  50,600  647,029
Siam Cement PCL (For. Reg.)  21,700  581,547
Telecomasia Corp. PCL (For. Reg.) (a)  86,000  130,877
Thai Farmers Bank PCL  48,600  293,982
  4,212,851
VIETNAM - 0.2%
Vietnam Enterprise Investments Ltd. (a)(b)  250,000  252,500
TOTAL COMMON STOCKS
(Cost $107,456,817)   117,340,883
CASH EQUIVALENTS - 1.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.37%, dated
4/30/97 due 5/1/97  $ 2,004,299  2,004,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $109,460,817)  $ 119,344,883
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $252,500 or 0.2% of net assets.
3. A portion of the security purchased on a delayed delivery basis (see
Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $109,462,693. Net unrealized appreciation aggregated $9,882,190, of which $17,432,465 related to appreciated investment securities and $7,550,275 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense    0.3%
Basic Industries     2.2
Cash Equivalents    1.7
Construction & Real Estate    16.2
Durables     4.0
Energy     1.6
Finance    24.7
Health     1.4
Holding Companies    4.1
Industrial Machinery & Equipment     4.8
Media & Leisure    5.5
Nondurables    3.3
Retail & Wholesale    1.1
Services     0.6
Technology     5.3
Transportation    3.9
Utilities   19.3
     100.0%
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                $ 119,344,883
agreements of $2,004,000) (cost $109,460,817) -
See accompanying schedule

Cash                                                                     848

Foreign currency held at value (cost $2,317,361)                         2,314,186

Receivable for investments sold                                          207,507

Dividends receivable                                                     240,366

Interest receivable                                                      8,037

Prepaid expenses                                                         70,125

 TOTAL ASSETS                                                            122,185,952

LIABILITIES

Payable for investments purchased                           $ 400,203
Regular delivery

 Delayed delivery                                            200,149

Accrued management fee                                       125,893

Other payables and accrued expenses                          411,935

 TOTAL LIABILITIES                                                       1,138,180

NET ASSETS                                                              $ 121,047,772

Net Assets consist of:

Paid in capital                                                         $ 104,780,440

Distributions in excess of net investment income                         (477,738)

Accumulated undistributed net realized gain (loss) on                    6,863,612
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                            9,881,458
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 7,602,384 shares outstanding                            $ 121,047,772

NET ASSET VALUE, offering price and redemption price                     $15.92
per share ($121,047,772 (divided by) 7,602,384 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                         $ 1,062,160
Dividends

Interest                                                                   152,818

                                                                           1,214,978

Less foreign taxes withheld                                                (103,882)

 TOTAL INCOME                                                              1,111,096

EXPENSES

Management fee                                             $ 696,665
Basic fee

 Performance adjustment                                     61,964

Transfer agent fees                                         7,807

Administrative fees and expenses                            139,413

Directors' compensation                                     15,000

Custodian fees and expenses                                 122,568

Audit                                                       41,283

Legal                                                       558

Amortization of organization expenses                       19,125

Miscellaneous                                               882

 Total expenses before reductions                           1,105,265

 Expense reductions                                         (5,012)        1,100,253

NET INVESTMENT INCOME (LOSS)                                               10,843

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      6,943,756

 Foreign currency transactions                              (20,552)       6,923,204

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (3,553,749)

 Assets and liabilities in foreign currencies               (1,727)        (3,555,476)

NET GAIN (LOSS)                                                            3,367,728

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 3,378,571
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS       YEAR ENDED
                                                         ENDED            OCTOBER 31,
                                                         APRIL 30, 1997   1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 10,843         $ 112,027
Net investment income

 Net realized gain (loss)                                 6,923,204        5,845,507

 Change in net unrealized appreciation (depreciation)     (3,555,476)      11,409,848

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          3,378,571        17,367,382
FROM OPERATIONS

Distributions to shareholders                             (10,843)         (112,027)
From net investment income

 In excess of net investment income                       (73,628)         (394,799)

 From net realized gain                                   (3,463,308)      -

 TOTAL DISTRIBUTIONS                                      (3,547,779)      (506,826)

Share transactions                                        (13,397,085)     -
Common stock repurchased

 Repurchase offer expenses                                (113,869)        -

 Redemption fees added to paid in capital                 113,869          -

 Cost of shares repurchased                               (13,397,085)     -

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (13,566,293)     16,860,556

NET ASSETS

 Beginning of period                                      134,614,065      117,753,509

 End of period (including distributions in excess of     $ 121,047,772    $ 134,614,065
net investment income of $477,738 and
$404,110, respectively)

OTHER INFORMATION                                         (844,709)        -
Shares repurchased


FINANCIAL HIGHLIGHTS
      SIX MONTHS       YEARS ENDED           MARCH 25, 1994
      ENDED            OCTOBER 31,           (COMMENCEME
      APRIL 30, 1997                         NT
                                             OF OPERATIONS)
                                             TO
                                             OCTOBER 31,

      (UNAUDITED)      1996           1995   1994


SELECTED PER-SHARE DATA H

Net asset value, beginning of period        $ 15.94     $ 13.94     $ 16.01       $ 14.10

Income from Investment Operations

 Net investment income                       -           .01         .01           .03

 Net realized and unrealized gain (loss)     .40         2.05        (1.83)        1.97

 Total from investment operations            .40         2.06        (1.82)        2.00

Less Distributions                           -           (.01)       (.04)         -
From net investment income

 In excess of net investment income          (.01)       (.05)       (.09)         -

 From net realized gain                      (.41)       -           (.10)         -

 In excess of net realized gain              -           -           (.02)         -

 Total distributions                         (.42)       (.06)       (.25)         -

Antidilution resulting from additional       -           -           -             .02
offering of shares

Offering expenses                            -           -           -             (.11)

Net asset value, end of period              $ 15.92 J   $ 15.94     $ 13.94       $ 16.01

Market value, end of period                 $ 13.375    $ 13.750    $ 11.875      $ 15.125

TOTAL RETURN B                               .03%        16.26%      (19.94)% L    .83% D
Market value E

 Net asset value C, F                        2.71%       14.81%      (11.21)% L    13.39% G

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $ 121,048   $ 134,614   $ 117,754     $ 135,273

Ratio of expenses to average net assets      1.62% A     1.63%       1.68%         1.70% A

Ratio of expenses to average net assets      1.61% A,    1.63%       1.68%         1.70% A
                                             K
after expense reductions

Ratio of net investment income to            .02% A      .09%        .08%          .29% A
average net assets

Portfolio turnover rate                      57% A       63%         69%           70% A

Average commission rate I                   $ .0111     $ .0134


A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). D TOTAL MARKET VALUE RETURN INCLUDES ONE TIME SALES LOAD OF 6% PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING. E TOTAL MARKET VALUE RETURN REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. F TOTAL NET ASSET VALUE RETURN REFLECTS THE EFFECTS OF CHANGES IN THE FUND'S NET ASSET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDERS' INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND. G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF ANTIDILUTION OR SALES LOADS. IF THE OFFERING EXPENSES ASSOCIATED WITH THE INITIAL PUBLIC OFFERING HAD NOT BEEN TAKEN INTO ACCOUNT, THE TOTAL RETURN BASED ON NET ASSET VALUE WOULD HAVE BEEN 14.27%. H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. J THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS REPURCHASE OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE REPURCHASE OFFER. K FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). L THE TOTAL RETURNS INCLUDE THE EFFECT OF A CORRECTION TO DIVIDEND REINVESTMENT METHODOLOGY.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Emerging Asia Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. During the first calendar quarter of each year, the Board of Directors of the fund may, under certain circumstances, conduct a repurchase or tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
In April 1997, the fund completed a repurchase offer for ten percent of the fund's outstanding shares. The repurchase offer resulted in the repurchase of 844,709 shares of the fund's common stock at a net asset value of $15.86 per share. Such shares are included as authorized but unissued shares of the fund.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local share in the principal market in which such securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $191,250 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund.
In addition, the fund incurred expenses in connection with its repurchase offer of approximately $114,000 which were paid by the fund and charged to paid in capital. All of these expenses were offset by redemption fees collected as part of the repurchase offer and were accounted for as an addition to paid in capital.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the
Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS -
CONTINUED
bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above. WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $37,314,488 and $54,263,605, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment manager, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets. The fee is subject to a performance adjustment (up to a maximum of (plus/minus) .25% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
equivalent to an annualized rate of 1.11% of average net assets after the performance adjustment.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee, including any performance adjustment.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Ltd. (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity International Limited (FIL), an affiliate of FMR, has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FIL receives a monthly fee at an annual rate of .20% of the fund's average net assets. FIL has contracted all of these services to Fidelity Service Company, Inc., a division of FMR.
5. EXPENSE REDUCTIONS.
FMR and its affiliates have directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $4,588 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $424 under this arrangement.
DIVIDENDS AND DISTRIBUTIONS


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.





ADDRESS
Fidelity Advisor Emerging
Asia Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d, Director and President
J. Gary Burkhead, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
William Ebsworth, Vice President
Peter F. Phillips, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
Pradip Darooka, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(REGISTERED TRADEMARK)